COMMON STOCK

NUMBER ____                                                           10 SHARES



                                eZ BANCORP, INC.
                             GRAND RAPIDS, MICHIGAN

This certifies that



is the owner of

             fully paid and nonassessable shares of common stock of

eZ Bancorp, Inc. (the "Corporation"), a Michigan corporation. The shares represented by this Certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of the Certificate properly endorsed.

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

IN WITNESS WHEREOF, the Corporation has caused                  this Certificate to be executed by facsimile
signature of its duly authroized officers and has                caused a facsimile of its corporate seal to
be hereunto affixed.                                                                                   Dated


------------------------------------                            ------------------------------------
C. Wayne Weaver                                                 John W. Abbott
Secretary                                                       President

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     The shares  represented by this  certificate  are issued subject to all the provisions of the Articles of Incorporation and Bylaws of eZ Bancorp as from time to time amended (copies of which are on file at the principal executive office of the Corporation), to all of which the holder by acceptance hereof assents.

     eZ Bancorp will furnish without charge to each stockholder who so requests, a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made in writing to the Secretary of eZ Bancorp.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -         as tenants in common

TEN ENT -         as tenants by the entireties

JT TEN  -         as joint tenants with right of survivorship and not as tenants in common

UNIF TRANSFERS MIN ACT - .....Custodian...... under Uniform Transfers to Minors
                         (Cust)         (Minor)
             Act.......................
                       (State)

         Additional abbreviations may also be used though not in the above list.

        FOR VALUE RECEIVED,_____________HEREBY SELL(S), ASSIGN(S) AND TRANSFER(S) UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

 ----------------------
/                     /
----------------------

  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________SHARES

of the  common    stock    evidenced   by   this certificate,   and   do hereby

irrevocably constitute and appoint _____________________, Attorney, to transfer the said  shares on the  books of eZ  Bancorp, with full power of substitution.

Dated ______________________________

                                                     __________________________
                                                     Signature

                                                     __________________________
                                                     Signature

In presence of:_________________________________

                  SEE REVERSE SIDE FOR RESTRICTIONS ON TRANSFER

NOTE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME OF THE STOCKHOLDER(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.